Income Taxes - Reconciliation of Actual Income Tax Expense to the Expected Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Computed “expected” tax expense	$ 12,793	$ 11,250	$ 8,559
State income taxes, net of Federal income tax benefit	1,243	1,029	937
Tax exempt interest, net of interest expense exclusion	(266)	(244)	(234)
Federal income tax rate in excess of statutory rate related to taxable income over $10 million	312	290	204
Earnings on cash surrender value of life insurance	(298)	(128)	(25)
Expenses not deductible for tax purposes	35	37	35
Stock based compensation expense	13	14	11
Other	(70)	62	(181)
Total	$ 13,762	$ 12,310	$ 9,306